UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2018

Item 1. Report to Stockholders.

PORTFOLIO 21 GLOBAL EQUITY FUND

TRILLIUM SMALL/MID CAP FUND

ANNUAL REPORT

For the Year Ended

June 30, 2018

Disclosures

The information provided herein represents the opinion of the Portfolio Managers of the Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (each a “Fund” and collectively the “Funds”) and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Funds may invest in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting methods. Investing in foreign securities is riskier than investing in domestic securities. The Funds invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Funds’ environmental policy could cause them to make or avoid investments that could result in the portfolios underperforming similar funds that do not have an environmental policy. There are no assurances that the Funds will achieve their objective and/or strategy.

The Funds’ holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the Schedules of Investments in the report for complete portfolio holdings.

The Global Industry Classifications Standard (GICS®) was developed by MSCI, Inc., an independent provider of global indices and benchmark related products and services, and Standard & Poor’s (S&P), an independent international financial data and investment services company.  The GICS® methodology has been widely accepted as an industry analysis framework for investment research, portfolio management, and asset allocation.

The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. Returns reported reflect the net total return index, which reinvests dividends after the deduction of withholding taxes, using a tax rate applicable to non- resident institutional investors who do not benefit from double taxation treaties.

The MSCI ACWI Momentum Index is based on MSCI ACWI, its parent index.  It is designed to reflect the performance of an equity momentum strategy by emphasizing stocks with high price momentum, while maintaining reasonably high trading liquidity, investment capacity, and moderate index turnover.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form a benchmark for the mid- to small-cap segment of the U.S. equity market.

Basis points (bps) are units of measure for interest rates and other percentages, commonly used to describe the percentage change in interest rates, bond yields, and other financial instruments.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001).

Standard deviation is a statistical measurement used to indicate the volatility of an investment.

An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Portfolio 21 Global Equity Fund

A Message to Our Shareholders	2

Country Allocation	6

Performance Chart and Analysis	7

Schedule of Investments	9

Trillium Small/Mid Cap Fund

A Message to Our Shareholders	14

Sector Allocation	18

Performance Chart and Analysis	19

Schedule of Investments	20

Statements of Assets and Liabilities	24

Statements of Operations	27

Statements of Changes in Net Assets	28

Financial Highlights	31

Notes to Financial Statements	34

Report of Independent Registered Public Accounting Firm	48

Expense Examples	49

Trustees and Executive Officers	51

Additional Information	55

Privacy Notice	58

Portfolio 21 Global Equity Fund

Dear Shareowners, Friends and Clients,

The Portfolio 21 Global Equity Fund (“Portfolio 21”) outperformed the MSCI ACWI NTR (“ACWI”) over the past year on a net-of-fees basis by nearly 200 basis points. The NAV of the Institutional Class increased 12.59% compared with a 10.73% return for the ACWI.  Longer-term, the Fund has generated above benchmark returns with lower volatility, as measured by standard deviation, over the past 3, 5 and 10-year periods.  Since fund inception in 1999, it has delivered returns in excess of 100 bps against the ACWI.  Looking forward, we believe the Fund is well positioned with a strong portfolio of global leaders should a trade war and other geopolitical risks inflict increased volatility on world markets.

Standard Deviation as of June 30, 2018	3 Year	5 Year	10 Year
Retail (PORTX)	9.88	9.81	15.29
Institutional (PORIX)	9.88	9.81	15.29
MSCI ACWI	10.67	10.18	16.41

Performance as of	6	1	3	5	10	Since	Inception
June 30, 2018	Months	Year	Year	Year	Year	Inception	Date
Retail (PORTX)	0.53%	12.28%	9.79%	9.15%	5.96%	5.86%	9/30/99
Institutional (PORIX)	0.65%	12.59%	10.07%	9.45%	6.25%	5.13%	3/30/07
MSCI ACWI	-0.43%	10.73%	8.19%	9.41%	5.80%	4.88%	9/30/99

Periods greater than one year are average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Gross Expense Ratio*
Class R	1.33%
Class I	1.08%

*	Gross expense ratio is from Portfolio 21’s prospectus dated October 31, 2017. See the Fund’s Financial Highlights in this report for the most current expense ratios.

Security selection provided all, and then some, of the positive contribution to performance returns during the year, while allocation and currency were drags on relative returns.  Lack of representation in the energy sector and weaker foreign currencies inhibited performance to a degree.  Energy stock returns more than doubled broad market returns over the past twelve months as supply and demand dynamics and heating tension in the Middle East pushed oil prices up to multiyear highs.  Exposure to select emerging market currencies held back performance on a mix of economic and governmental worries in Brazil, Turkey and Indonesia.

From a sector perspective, positive contribution was realized within seven of the ten represented economic sectors.  The financials and consumer staples sectors delivered the biggest upside, followed by the technology and healthcare sectors.  Fund utilities and materials sector performance lagged. Geographically, security selection provided a boost to performance returns in the Americas, Europe and Asia.

Performance Leaders:

Adobe Systems was the biggest single contributor to positive performance returns during the past year.  Shares were up over 70% for the period as the company continued to best quarterly analyst expectations and boost guidance.  Adobe’s product innovation, market leadership and successful transition to a cloud-based subscription model is the envy of software companies worldwide.  SVB Financial was another strong contributor.  SVB’s stock rose 60% as the company reported perhaps the best quarter in its history.  It was achieved through solid performance across all business lines, as well as impressive discipline on expenses.  Management also raised estimates across essentially all key metrics.  SVB remains the bank of choice for the thriving Silicon Valley innovation scene and is gaining a foothold in Europe and China.  IPG Photonics, Kering and Intuit were also positive contributors on the heels of strong quarterly growth reports.

Performance Laggards:

Jeronimo Martins was the largest single detractor to fund performance over the last twelve months.  After a strong run, the stock suffered as market share gains slowed in Poland and the company’s recent expansion in Columbia continued to operate in the red.  The stock has traditionally been volatile and we remain confident in this high quality grocery firm’s prospects going forward.  Henry Schein and CVS Health were two laggards affected negatively by Amazon’s possible entrance into their domains.  And while disruption from the e-commerce giant is a concern, both companies took steps to defend their positions.  CVS bought health insurance giant Aetna, giving it the reach and scale to not only compete but to offer better health care options to consumers.  Henry Schein made a series of smaller moves including establishing a joint venture to increase its digital offering to dentists and spinning off its animal health division which should increase flexibility and customer loyalty.

New Positions:

We added several new companies to the portfolio over the past year, including French tire manufacturer Michelin.  The company’s focus on energy efficiency and insulation against the decline of the internal combustion engine provides a stable growth play in the rapidly changing auto sector.  Furthermore, Michelin’s highly profitable replacement tire business enables profitable growth even if new vehicle sales disappoint.

We also added Italian eyewear leader Luxottica to the fund in anticipation of a successful merger with Swiss optics company Essilor.  The combination brings together the largest frame maker in the world with the largest lens maker creating a formidable global eye care player.  The merger is set to close in Q3 2018, at which time the companies can start accruing some meaningful synergies.

Markets:

Momentum investing was a very successful strategy over the past year with the MSCI ACWI Momentum Index outperforming the ACWI.  And it has worked very well over the last four years as evidenced by the graph below.  Momentum investing involves buying stocks with the best short-term performance in hopes that the trend will continue for some period into the future.

Source:  Bloomberg

But good investment performance can sometimes mask risks - some obvious, some not.  The current upfront risks of the MSCI ACWI Momentum Index include overweighting (vs ACWI) tech by 60%, overweighting consumer discretionary by 48% and overweighting US stocks by 33%.

Some of the not so obvious risks involve the heavily weighted companies driving outperformance:

•	Amazon – the company remains well behind peers in environmental disclosure for both its cloud and e-commerce businesses and has a history of questionable labor practices

•	Alibaba – the Chinese e-commerce giant’s accounting for acquisitions is opaque at best and its current ownership structure is so complex it cannot even list on a Chinese exchange

•
Facebook – the company’s failures to protect customer privacy are well documented/ongoing plus the company’s dual class share structure becomes very problematic if Mr. Zuckerberg proves ineffective in finding solutions

It is one thing to understand risks and price assets accordingly, it is another thing altogether to ignore these risks due to recent outperformance of the assets.

Trade wars, Central Bank policies, Eurozone questions are just some of the macro issues making news as we head into the second half of 2018.  As always, we do not profess to have predictive expertise around macro events and their effects on the market.  However we do know that volatility brings opportunity and we look forward to taking advantage to those afforded us.

Advocacy:

During the last year, the Trillium shareholder advocacy team achieved a number of important gains. We continue to engage with companies on environmental, social, and governance (“ESG”) issues, catalyze change in corporate behavior that we believe benefits investors, society, and the environment.

Over the past five years, 21 companies have strengthened their corporate governance documents with clear commitments to diversity as a result of our engagements. Most recently, we successfully withdrew our shareholder proposal at Ansys, Inc. after the company agreed to strengthen their corporate governance documents and proxy statements with respect to diversity.

Trillium continues to engage financial services and technology companies on workplace diversity and issues including pay equity, discrimination/harassment/abuse and productivity. After filing a workplace diversity shareholder proposal at CVS Health, the company made commitments to expand its workforce reporting, allowing investors to evaluate how these companies are seeking out diverse workforces.

More information on our shareholder advocacy over the past year can be found by visiting www.trilliuminvest.com

Thank you for your continued support of the Portfolio 21 Global Equity Fund.

Sincerely,

Jim Madden	Tony Tursich
Portfolio Manager	Portfolio Manager

Portfolio 21 Global Equity Fund

COUNTRY ALLOCATION at June 30, 2018 (Unaudited)

Country	Portfolio Value	Percent of Net Assets

Australia	$14,169,796	2.8%
Brazil	5,624,544	1.1%
Canada	14,274,453	2.8%
China	4,856,971	1.0%
Denmark	10,330,834	2.0%
France	17,501,078	3.5%
Germany	15,001,177	3.0%
Hong Kong	17,974,530	3.6%
India	3,570,680	0.7%
Indonesia	2,472,387	0.5%
Ireland	18,849,799	3.7%
Italy	3,541,220	0.7%
Japan	34,224,008	6.8%
Kenya	3,207,033	0.6%
Netherlands	16,946,942	3.4%
New Zealand	3,023,118	0.6%
Norway	4,670,736	0.9%
Portugal	2,880,901	0.6%
South Africa	4,362,855	0.9%
South Korea	9,277,816	1.8%
Spain	15,182,102	3.0%
Sweden	6,744,908	1.3%
Switzerland	11,588,183	2.3%
Taiwan	6,215,200	1.2%
Turkey	1,350,968	0.3%
United Kingdom	20,572,590	4.1%
United States	236,614,100	47.0%
Liabilities in Excess
of Other Assets:	(788,176)	-0.2%
Total	$504,240,753	100.0%

Portfolio 21 Global Equity Fund – Retail Class
Value of $10,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2018

	1 Year	5 Year	10 Year	Value
Portfolio 21 – Retail Class	12.28%	9.15%	5.96%	$17,833
MSCI ACWI Index	10.73%	9.41%	5.80%	$17,569

This chart illustrates the performance of a hypothetical $10,000 investment made on June 30, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Portfolio 21 Global Equity Fund – Institutional Class
Value of $100,000 vs MSCI ACWI Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2018

	1 Year	5 Year	10 Year	Value
Portfolio 21 – Institutional Class	12.59%	9.45%	6.25%	$183,393
MSCI ACWI Index	10.73%	9.41%	5.80%	$175,687

This chart illustrates the performance of a hypothetical $100,000 investment made on June 30, 2008, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018

Shares		Value

COMMON STOCKS: 97.4%

Automobiles & Components: 1.6%
30,000	Aptiv PLC (Ireland)	$2,748,900
480,000	BYD Co. Ltd.
	(China)	2,959,988
20,000	Cie Generale des
	Etablissements
	Michelin SCA
	(France)	2,419,565
		8,128,453

Banks: 8.7%
14,408	Amalgamated Bank of
	New York (United
	States) (a)(b)(c)	3,205,797
475,000	Banco Bilbao Vizcaya
	Argentaria SA
	(Spain)	3,349,974
12,500,000	Bank Rakyat
	Indonesia Persero
	Tbk PT (Indonesia)	2,472,387
150,000	DNB ASA (Norway)	2,920,959
7,000,000	Equity Group Holdings
	Ltd. (Kenya)	3,207,033
175,000	Hang Seng Bank Ltd.
	(Hong Kong)	4,369,812
34,000	HDFC Bank Ltd. –
	ADR (India)	3,570,680
37,000	PNC Financial Services
	Group, Inc.
	(United States)	4,998,700
60,000	Sumitomo Mitsui
	Trust Holdings,
	Inc. (Japan)	2,367,217
22,600	SVB Financial Group
	(United States) (a)	6,525,976
95,000	The Toronto Dominion
	Bank (Canada)	5,498,460
6,400,000	Turkiye Sinai
	Kalkinma Bankasi
	A/S (Turkey)	1,350,968
		43,837,963

Capital Goods: 9.3%
98,000	Atlas Copco AB –
	Class A
	(Sweden)	2,838,134
98,000	Epiroc AB
	(Sweden) (a)	1,028,389
41,305	Ferguson PLC
	(Switzerland)	3,341,915
9,000	Geberit AG
	(Switzerland)	3,853,476
55,500	Hexcel Corp.
	(United States)	3,684,090
40,000	Ingersoll-Rand PLC
	(Ireland)	3,589,200
90,000	Kingspan Group PLC
	(Ireland)	4,506,779
75,000	Koninklijke Philips
	NV (Netherlands)	3,177,602
220,000	Kubota Corp. (Japan)	3,452,886
23,500	Nidec Corp. (Japan)	3,515,357
111,000	Quanta Services, Inc.
	(United States) (a)	3,707,400
26,500	Rockwell Automation,
	Inc. (United States)	4,405,095
28,500	Siemens AG
	(Germany)	3,755,046
400,000	Zhuzhou CRRC
	Times Electric Co.
	Ltd. (China)	1,896,983
		46,752,352

Commercial & Professional Services: 2.2%
2,000,000	China Everbright
	International Ltd.
	(Hong Kong)	2,575,760
85,000	Herman Miller, Inc.
	(United States)	2,881,500
17,000	ManpowerGroup, Inc.
	(United States)	1,463,020
51,000	Waste Management,
	Inc. (United States)	4,148,340
		11,068,620

Consumer Durables & Apparel: 3.8%
35,000	Coway Co. Ltd.
	(South Korea)	2,722,096
8,500	Kering SA (France)	4,788,054
55,000	Luxottica Group
	SpA (Italy)	3,541,220

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, Continued

Shares		Value

Consumer Durables & Apparel (Continued)
70,000	Nike, Inc. – Class B
	(United States)	$5,577,600
200,000	Panasonic Corp.
	(Japan)	2,696,885
		19,325,855

Consumer Services: 1.7%
23,000	Bright Horizons Family
	Solutions, Inc.
	(United States) (a)	2,357,960
177,884	Compass Group PLC
	(United Kingdom)	3,791,706
17,000	Marriott International,
	Inc./MD – Class A
	(United States)	2,152,200
		8,301,866

Diversified Financials: 4.5%
90,000	Bank of New York
	Mellon Corp.
	(United States)	4,853,700
375,000	FirstRand Ltd.
	(South Africa)	1,742,026
110,000	Hannon Armstrong
	Sustainable
	Infrastructure
	Capital, Inc. – REIT
	(United States) (d)	2,172,500
76,300	Intercontinental
	Exchange, Inc.
	(United States)	5,611,865
37,000	MSCI, Inc.
	(United States)	6,120,910
135,000	ORIX Corp. (Japan)	2,127,884
		22,628,885

Food & Staples Retailing: 1.7%
200,000	Jeronimo Martins,
	SGPS, SA (Portugal)	2,880,901
230,000	Koninklijke Ahold
	Delhaize NV
	(Netherlands)	5,491,854
		8,372,755

Food, Beverage & Tobacco: 2.5%
41,000	Danone SA (France)	2,993,516
175,000	Darling Ingredients,
	Inc. (United
	States) (a)	3,479,000
37,000	McCormick & Co.,
	Inc. (United States)	4,295,330
200,000	Orkla ASA (Norway)	1,749,777
		12,517,623

Health Care Equipment & Services: 5.7%
20,000	Cochlear Ltd.
	(Australia)	2,961,034
31,000	Coloplast A/S –
	Class B (Denmark)	3,095,112
62,000	CVS Health Corp.
	(United States)	3,989,700
25,000	Edwards Lifesciences
	Corp. (United
	States) (a)	3,639,250
300,000	Fisher & Paykel
	Healthcare Corp.
	Ltd. (New Zealand)	3,023,118
60,000	Henry Schein, Inc.
	(United States) (a)	4,358,400
40,000	Medtronic PLC
	(Ireland)	3,424,400
45,000	Sysmex Corp.
	(Japan)	4,192,861
		28,683,875

Household & Personal Products: 3.5%
30,000	Blackmores Ltd.
	(Australia) (d)	3,156,089
117,000	Essity AB – Class B
	(Sweden)	2,878,385
40,000	Kao Corp. (Japan)	3,048,863
18,000	L’Oreal SA (France)	4,437,487
76,000	Unilever NV
	(Netherlands)	4,234,496
		17,755,320

Insurance: 3.0%
420,000	AIA Group Ltd.
	(Hong Kong)	3,658,793
18,000	Allianz SE (Germany)	3,708,989
510,000	Aviva PLC
	(United Kingdom)	3,383,892

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, Continued

Shares		Value

Insurance (Continued)
35,000	The Travelers
	Companies, Inc.
	(United States)	$4,281,900
		15,033,574

Materials: 5.6%
108,000	Ball Corp.
	(United States)	3,839,400
65,000	Croda International
	PLC (United
	Kingdom)	4,106,509
43,000	Ecolab, Inc.
	(United States)	6,034,190
72,100	Johnson Matthey
	PLC (United
	Kingdom)	3,433,148
550,000	Klabin SA (Brazil)	2,770,044
70,000	Novozymes A/S –
	Class B (Denmark)	3,540,477
30,000	Praxair, Inc.
	(United States)	4,744,500
		28,468,268

Media: 0.6%
150,000	RELX PLC
	(United Kingdom)	3,203,242

Pharmaceuticals, Biotechnology &
Life Sciences: 6.6%
12,000	Biogen, Inc.
	(United States) (a)	3,482,880
36,000	CSL Ltd. (Australia)	5,124,353
60,000	Gilead Sciences, Inc.
	(United States)	4,250,400
78,500	Merck & Co., Inc.
	(United States)	4,764,950
30,000	Merck KGaA
	(Germany)	2,920,425
80,000	Novo-Nordisk A/S –
	Class B (Denmark)	3,695,245
19,800	Roche Holdings AG
	(Switzerland)	4,392,792
25,300	Waters Corp.
	(United States) (a)	4,897,827
		33,528,872

Real Estate: 3.4%
300,000	British Land Co.
	PLC – REIT
	(United Kingdom)	2,654,093
120,000	Daiwa House
	Industry Co.
	Ltd. (Japan)	4,082,620
29,000	Jones Lang Lasalle,
	Inc. (United States)	4,813,710
200,000	LendLease Group –
	REIT (Australia)	2,928,320
13,000	Unibail-Rodamco-
	Westfield – REIT
	(France)	2,862,456
		17,341,199

Retailing: 3.9%
125,000	Industria de Diseno
	Textil SA (Spain)	4,256,770
80,000	The TJX Companies, Inc.
	(United States)	7,614,400
66,400	Tractor Supply Co.
	(United States)	5,078,936
650,000	Woolworths Holdings
	Ltd. (South Africa)	2,620,829
		19,570,935

Semiconductors & Semiconductor
Equipment: 4.0%
75,000	Applied Materials,
	Inc. (United States)	3,464,250
37,000	NXP Semiconductors NV
	(Netherlands) (a)	4,042,990
156,500	Samsung Electronic Co.
	Ltd. (South Korea)	6,555,720
170,000	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. SA – ADR
	(Taiwan)	6,215,200
		20,278,160

Software & Services: 12.0%
28,000	Accenture PLC –
	Class A (Ireland)	4,580,520
28,000	Adobe Systems, Inc.
	(United States) (a)	6,826,680

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, Continued

Shares		Value

Software & Services (Continued)
10,000	Alphabet, Inc. –
	Class A (United
	States) (a)	$11,291,900
55,000	Amadeus IT Holding
	SA (Spain)	4,324,790
35,000	ANSYS, Inc.
	(United States) (a)	6,096,300
32,000	Intuit, Inc.
	(United States)	6,537,760
45,000	Microsoft Corp.
	(United States)	4,437,450
60,000	PayPal Holdings, Inc.
	(United States) (a)	4,996,200
40,000	SAP SE (Germany)	4,616,717
50,800	Visa, Inc. – Class A
	(United States)	6,728,460
		60,436,777

Technology Hardware & Equipment: 4.3%
55,000	Apple, Inc.
	(United States)	10,181,050
150,000	Cisco Systems, Inc.
	(United States)	6,454,500
22,000	IPG Photonics Corp.
	(United States) (a)	4,853,860
		21,489,410

Telecommunication Services: 3.2%
90,000	BCE, Inc. (Canada)	3,644,772
460,000	China Mobile Ltd.
	(Hong Kong)	4,081,556
155,000	KDDI Corp. (Japan)	4,238,461
80,000	Verizon
	Communications,
	Inc. (United States)	4,024,800
		15,989,589

Transportation: 3.5%
28,000	Canadian Pacific
	Railway Ltd.
	(Canada)	5,131,221
47,000	East Japan Railway
	Co. (Japan)	4,500,974
40,000	Ryder Systems, Inc.
	(United States)	2,874,400
49,000	United Parcel Service,
	Inc. – Class B
	(United States)	5,205,270
		17,711,865

Utilities: 2.1%
50,000	American Water
	Works Co., Inc.
	(United States)	4,269,000
3,000,000	Beijing Enterprises
	Water Group Ltd.
	(Hong Kong)	1,631,292
5,000,000	Huaneng Renewables
	Corp. Ltd.
	(Hong Kong)	1,657,317
160,000	Red Electrica Corp
	SA (Spain)	3,250,568
		10,808,177

TOTAL COMMON STOCKS
(Cost $340,136,688)		491,233,635

PREFERRED STOCKS: 0.6%

Banks: 0.6%
275,000	Itau Unibanco
	Holding SA –
	ADR (Brazil)	2,854,500
TOTAL PREFERRED STOCKS
(Cost $1,929,175)		2,854,500

SHORT-TERM INVESTMENTS: 1.6%

Money Market Funds: 1.6%
8,104,544	Invesco –
	Government
	& Agency Portfolio –
	Institutional Class,
	1.790% (e)
	(United States)	8,104,544

TOTAL SHORT-TERM
INVESTMENTS
(Cost $8,104,544)		8,104,544

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, Continued

Shares	Value

INVESTMENTS PURCHASED WITH CASH
PROCEEDS FROM SECURITIES LENDING: 0.6%

Money Market Funds: 0.6%
2,836,250	First American
Government
Obligations Fund,
Class Z, 1.746% (e)
(United States)	$2,836,250

TOTAL INVESTMENTS
PURCHASED WITH CASH
PROCEEDS FROM
SECURITIES LENDING
(Cost $2,836,250)	2,836,250
TOTAL INVESTMENTS
IN SECURITIES: 100.2%
(Cost $353,006,657)	505,028,929
Liabilities in Excess
of Other Assets: (0.2)%	(788,176)
TOTAL NET ASSETS: 100.0%	$504,240,753

(a)	Non-income producing security.
(b)	All or a portion of this security is considered illiquid. As of June 30, 2018, the value of illiquid securities was $3,205,797 or 0.6% of net assets.
(c)
Security is fair valued under supervision of the Board of Trustees using significant unobservable inputs and is categorized as a Level 3 security (see Note 2A).  At June 30, 2018, the value of these securities amounted to $3,205,797 or 0.6% of net assets.

(d)
The security or a portion of this security was out on loan at June 30, 2018. As of June, 2018, the total value of loaned securities was $2,728,825 or 0.5% of net assets.  The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

(e)	Seven-day yield as of June 30, 2018.
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

Dear Shareowners, Friends, and Clients,

The Trillium Small/Mid Cap Fund (“SMID Fund”) modestly underperformed its benchmark (after fees) for the 12 month period ending June 30, 2018.  SMID Fund gained 15.14% for the period on a net-of-fees basis, while the S&P 1000 rose 15.62%.  Relative to the S&P 1000, the contribution from sector weighting was neutral despite our underweight in Energy turning into a tailwind as that sector rallied hard on rising oil prices.  Stock selection was positive, with strong contribution from Consumer Discretionary and Information Technology more than offsetting underperformance in the Health Care sector.

Performance as of	6	1	Since Inception
June 30, 2018	Months	Year	August 31, 2015
Institutional (TSMDX)	2.69%	15.14%	10.88%
S&P 1000	5.27%	15.62%	14.85%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Short term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Expense Ratio*
Gross	4.53%
Net	0.98%

*
Gross expense ratio is from SMID Fund’s prospectus dated October 31, 2017. See the Fund’s Financial Highlights in this report for the most current expense ratios.  The Adviser has contractually agreed to waive certain fees through October 31, 2018.  The net expense ratio is applicable to investors.

For several quarters, we have noted with caution that the gradual tightening of monetary policy, underway since December 2015, would begin to slow the economy. While we continue to believe that we are not headed for recession, we do worry about lack of sustainable growth drivers and the feeling we are at or approaching a business cycle peak.  As such, we will continue to monitor valuations; looking to take profits in our winners and reallocating the funds to names that we feel have been overly penalized by market volatility.  As always, we continue to remain focused on high-quality and sustainable growth companies selling at reasonable prices that can demonstrate growth in earnings independent of a more challenging slower growth environment.

Performance Leaders (LTM):

lululemon (+109%), a Canadian based retailer of women’s athleisure was our strongest performer for the last twelve months.  After a few years of execution issues and management changes, the company finally returned to consistent footing.  Most recently, the company reported exceptionally strong results driven by International, e-commerce (26% of revenues) and continued expansion into men’s apparel.  Eighty percent of employees are women, including 2/3 of the current leadership team, and the company recently verified 100% pay equity for women, as verified by an external audit.

Deckers Corporation (+65%), the footwear company which is parent to the UGG brand among others, saw a return to more consistent top line growth as the disruption in the key wholesale channel (malls, etc.) mitigated and boots sales benefited from a cold, lengthy winter.  Improved inventory management and more fashion forward styles aided full price selling and profitability.  Management continues to make progress in moving beyond a boot company, broadening its range of products and brands (also owns Teva, Hoka One) to build more full-year traction.

Performance Laggards (LTM):

The largest detractor was Acuity Brands (-43%), the LED lighting company, which continues to be hampered by sluggish industry growth and product margin/mix pressure. We believe its shift to value added software solutions, along with a solid balance sheet and a low valuation make it worth sticking with the name.

Owen Illinois (-30%), the glass packaging company, was also a top detractor for the portfolio.  After a strong run in 2017, the stock has given much of it back as glass container volumes remain volatile given declines in the mega-beer markets and the company has struggled with some one-off issues (strike in Brazil, disruption in Mexican plant).  We still believe the company’s ongoing cultural shift to greater accountability, productivity improvements and a more holistic approach to capital allocation make this a stock worth sticking with.

Portfolio Positioning

In the first half of 2018, we narrowed our underweight in Energy, adding to two of our current holdings, Core Labs and Superior Energy. In addition, we sold one of our packaging names, Sealed Air, looking to reduce our overweight to that sub industry as more commodity linked names came into favor in the Materials sector.

We also added a few new positions in the first half including healthcare names LHC Group and West Pharmaceuticals.  LHC Group generates the majority of its revenue providing home healthcare services to patients after hospital stays.  The company is likely to benefit from an aging US population and pressure to lower healthcare costs as the home is a lower cost setting for post-acute care.

West Pharmaceuticals is the leading provider of containment and delivery systems for injectable drugs.  West is the market share leader and a well-managed, lower-risk healthcare investment opportunity with impressive growth potential. Another name we added was Manpower Group, a leading global provider of temporary staffing services and workforce solutions, taking advantage of YTD weakness.  The company is benefitting from the secular trend of increasing flexibility of labor costs, global labor market deregulation and outsourcing.

We exited some of our smaller holdings in the first half – some on strength, as we felt they were fully-valued, and some on lack of longer-term conviction.  Convergys, an IT services company, falls into the latter.  With the recent exit of the CEO we took advantage of the strength in Convergys generated by rumors of it putting itself up for sale.  We also exited positions in First Solar, a solar module manufacturer, and iRhythm Technologies, an early stage medical device company.  Both stocks had posted strong runs and we concluded risks outweighed rewards into the mid-term.

We also swapped out of multi-utility Avista, which is soon to be acquired by Canadian utility, Hydro One, into Atmos Energy.  Atmos Energy is a Texas-based fully regulated mid-cap gas utility that has been increasing its capital expenditure on safety and reliability, aiming to become the nation’s safest gas utility. It is the largest independent gas utility company, with the majority of its business generated in Texas, which has a favorable rate commission regulatory environment, and the state is growing in both population and industrial/commercial demand.

Advocacy:

During the last year, the Trillium shareholder advocacy team achieved a number of important gains. We continue to engage with companies on environmental, social, and governance (“ESG”) issues, catalyze change in corporate behavior that we believe benefits investors, society, and the environment.

The imperative for companies to further efforts to address climate change has never been greater. One particular strategy we used this year to hold companies accountable was asking them to set science-based greenhouse gas (GHG) reduction targets. Corporate science-based targets ensure that a company’s goals are aligned with global efforts to limit temperature rise to 2°C.  We are pleased to report that we have had successful dialogue with Minerals Technologies whereby the company initiated a formal review of its greatest environmental impacts, and we expect the company to set GHG reduction targets as one outcome of this process.

Continuing our long-term effort to reduce the use of harmful pesticides and specific chemicals like neonicotinoids (“neonics”), we were pleased to successfully withdraw our shareholder proposal, co-filed with Clean Yield Asset Management, regarding this issue at Tractor Supply in February.  The company agreed to publish detailed disclosure of its product review process in its 2017 Stewardship Report and committed to direct all suppliers to phase out the use of neonics by 2019 to the extent suitable alternatives are available. In disclosing neonics in its product assortment (0.0001% of total 2016 sales), Tractor Supply became the first retailer to map its supply chain risk to pesticides linked to pollinator declines.

More information on our shareholder advocacy over the past year can be found by visiting www.trilliuminvest.com.

We look forward to serving our shareholders over the next year and thank you for your continued support.

Sincerely,

Laura McGonagle
Portfolio Manager

Trillium Small/Mid Cap Fund

SECTOR ALLOCATION at June 30, 2018 (Unaudited)

Percent of Net Assets

Information Technology	17.2%
Industrials	17.0%
Financials	16.8%
Consumer Discretionary	13.6%
Health Care	10.8%
Real Estate	6.4%
Materials	5.0%
Utilities	4.0%
Energy	4.0%
Consumer Staples	3.8%
Cash & Equivalents*	1.4%
Total	100.0%

*	Represents cash, short-term securities and other assets in excess of liabilities.

Trillium Small/Mid Cap Fund
Value of $100,000 vs S&P 1000® Index
(Unaudited)

Average Annual Returns for the periods ended June 30, 2018

		Since
		Inception
	1 Year	8/31/2015	Value
Trillium Small/Mid Cap Fund	15.14%	10.88%	$133,993
S&P 1000® Index	15.62%	14.85%	$148,017

This chart illustrates the performance of a hypothetical $100,000 investment made on August 31, 2015, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital for a Fund and dividends for an index, but does not reflect redemption fees.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-853-1311.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2018

Shares		Value

COMMON STOCKS: 98.6%

Automobiles & Components: 1.4%
5,594	BorgWarner, Inc.	$241,437

Banks: 9.3%
2,247	Eagle Bancorp, Inc. (a)	137,741
5,686	East West Bancorp, Inc.	370,727
1,697	First Republic Bank	164,253
1,174	SVB Financial
	Group (a)	339,004
13,342	Umpqua
	Holdings Corp.	301,396
4,364	Webster
	Financial Corp.	277,987
		1,591,108

Capital Goods: 10.7%
1,400	Acuity Brands, Inc.	162,218
3,634	AO Smith Corp.	214,951
5,746	Hexcel Corp.	381,419
2,010	Lincoln Electric
	Holdings, Inc.	176,398
2,580	Middleby Corp. (a)	269,404
5,599	Quanta Services,
	Inc. (a)	187,007
2,737	Wabtec Corp.	269,813
2,316	Xylem, Inc.	156,052
		1,817,262

Commercial & Professional Services: 4.1%
9,315	Interface, Inc.	213,779
1,766	ManpowerGroup, Inc.	151,982
5,575	Tetra Tech, Inc.	326,138
		691,899

Consumer Durables & Apparel: 5.6%
1,783	Carter’s, Inc.	193,259
3,717	Deckers Outdoor
	Corp. (a)	419,612
2,760	lululemon
	Athletica, Inc. (a)	344,586
		957,457

Consumer Services: 1.4%
4,716	Papa John’s
	International, Inc.	239,196

Diversified Financials: 3.0%
1,530	MSCI, Inc.	253,108
2,949	Stifel Financial Corp.	154,085
11,085	WisdomTree
	Investments, Inc.	100,652
		507,845

Energy: 4.0%
2,885	Core Laboratories NV	364,115
18,136	Superior Energy
	Services, Inc. (a)	176,645
6,335	Tallgrass Energy
	GP LP	140,384
		681,144

Food & Staples Retailing: 1.8%
6,976	United Natural
	Foods, Inc. (a)	297,597

Food, Beverage & Tobacco: 1.2%
2,895	Lamb Weston
	Holdings, Inc.	198,336

Health Care Equipment & Services: 5.7%
6,990	Hologic, Inc. (a)	277,852
2,475	LHC Group, Inc. (a)	211,835
1,016	Nevro Corp. (a)	81,128
5,363	Omnicell, Inc. (a)	281,289
1,278	West Pharmaceutical
	Services, Inc.	126,893
		978,997

Household & Personal Products: 0.9%
2,881	Church & Dwight
	Co., Inc.	153,154

Insurance: 4.5%
2,418	Hanover Insurance
	Group, Inc.	289,096
3,616	Horace Mann
	Educators Corp.	161,274
2,386	Reinsurance Group
	America, Inc.	318,483
		768,853

Materials: 5.0%
1,490	International Flavors
	& Fragrances, Inc.	184,700

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, Continued

Shares		Value

Materials (Continued)
4,165	Minerals
	Technologies, Inc.	$313,833
12,501	Owens-Illinois,
	Inc. (a)	210,141
2,795	Sonoco Products Co.	146,738
		855,412

Media: 1.0%
7,627	IMAX Corp. (a)	168,938

Pharmaceuticals, Biotechnology
& Life Sciences: 5.0%
1,450	Alkermes PLC (a)	59,682
6,394	Cambrex Corp. (a)	334,407
3,942	Five Prime
	Therapeutics, Inc. (a)	62,323
461	Ligand Pharmaceuticals,
	Inc. (a)	95,505
4,136	Syneos Health, Inc. (a)	193,978
583	Waters Corp. (a)	112,863
		858,758

Real Estate: 6.4%
5,179	Acadia Realty
	Trust – REIT	141,749
8,069	Brandywine Realty
	Trust – REIT	136,205
1,327	Camden Property
	Trust – REIT	120,930
10,984	Forest City Realty
	Trust, Inc. –
	Class A – REIT	250,545
1,475	Jones Lang
	LaSalle, Inc.	244,835
4,691	LTC Properties,
	Inc. – REIT	200,493
		1,094,757

Retailing: 4.1%
4,425	LKQ Corp. (a)	141,158
7,993	Tailored Brands, Inc.	203,981
4,679	Tractor Supply Co.	357,897
		703,036

Semiconductors & Semiconductor
Equipment: 2.5%
15,723	Cypress Semiconductor
	Corp.	244,964
3,065	Maxim Integrated
	Products, Inc.	179,793
		424,757

Software & Services: 7.5%
2,127	ANSYS, Inc. (a)	370,482
3,347	Blackbaud, Inc.	342,900
3,037	LogMeIn, Inc.	313,570
4,475	Zendesk, Inc. (a)	243,843
		1,270,795

Technology Hardware & Equipment: 7.3%
1,877	F5 Networks, Inc. (a)	323,689
749	IPG Photonics Corp. (a)	165,252
2,080	Palo Alto
	Networks, Inc. (a)	427,377
993	Rogers Corp. (a)	110,680
6,468	Trimble, Inc. (a)	212,409
		1,239,407

Transportation: 2.2%
3,144	JB Hunt Transport
	Services, Inc.	382,153

Utilities: 4.0%
6,399	Aqua America, Inc.	225,117
1,923	Atmos Energy Corp.	173,338
1,670	ONE Gas, Inc.	124,816
3,003	Ormat
	Technologies, Inc.	159,730
		683,001

TOTAL COMMON STOCKS
(Cost $14,757,343)		16,805,299

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

SCHEDULE OF INVESTMENTS at June 30, 2018, Continued

Shares		Value

SHORT-TERM INVESTMENTS: 1.5%

Money Market Funds: 1.5%
253,205	Invesco-Government
	& Agency Portfolio –
	Institutional Class –
	1.790% (b)	$253,205

TOTAL SHORT-TERM INVESTMENTS
(Cost $253,205)		253,205

TOTAL INVESTMENTS IN
SECURITIES: 100.1%
(Cost $15,010,548)		17,058,504
Liabilities in Excess
of Other Assets: (0.1)%		(16,596)
TOTAL NET ASSETS: 100.0%		$17,041,908

(a)	Non-income producing security.
(b)	Seven-day yield as of June 30, 2018.
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

(This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2018

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund
ASSETS
Investments in securities, at value
(cost $353,006,657 and $15,010,548)[1]	$505,028,929	$17,058,504
Receivables:
Dividends and interest	2,214,188	9,087
Fund shares sold	686,806	5,016
Securities lending income, net	10,444	—
Due from adviser, net	—	2,843
Prepaid expenses	28,268	18,058
Total assets	507,968,635	17,093,508

LIABILITIES
Payables:
Payable for collateral received
for securities loaned	2,836,250	—
Due to custodian (cost $68,472)	69,174	—
Fund shares redeemed	228,954	—
Investment advisory fees	358,070	—
Administration fees	48,234	7,754
Custody fees	30,292	2,272
Fund accounting fees	20,984	5,706
Audit fees	24,868	22,161
Distribution fees	58,456	—
Transfer agent fees	17,800	4,547
Chief Compliance Officer fees	1,525	1,525
Trustee fees	4,718	2,765
Other accrued expenses	28,557	4,870
Total liabilities	3,727,882	51,600
NET ASSETS	$504,240,753	$17,041,908

COMPONENTS OF NET ASSETS
Paid-in capital	$339,307,749	$14,488,092
Undistributed net investment income	3,187,325	—
Undistributed net realized gain on investments
and foreign currency transactions	9,744,176	505,860
Net unrealized appreciation on investments	152,022,272	2,047,956
Net unrealized depreciation on foreign
currency and translation of other assets
and liabilities in foreign currency	(20,769)	—
Net assets	$504,240,753	$17,041,908

[1]	Includes loaned securities with a market value of $2,728,825 and $—, respectively.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2018, Continued

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund[2]
Retail Class:
Net assets	$242,365,030	$—
Shares issued and outstanding (unlimited number
of shares authorized without par value)	5,608,751	—
Net asset value, offering price,
and redemption price per share	$43.21	$—
Institutional Class:
Net assets	$261,875,723	$17,041,908
Shares issued and outstanding (unlimited number
of shares authorized without par value)	6,082,975	1,313,468
Net asset value, offering price,
and redemption price per share	$43.05	$12.97

[2]	Retail Class shares are not offered as of June 30, 2018.

The accompanying notes are an integral part of these financial statements.

 (This Page Intentionally Left Blank.)

Trillium Mutual Funds

STATEMENTS OF OPERATIONS For the year ended June 30, 2018

	Portfolio 21	Trillium
	Global	Small/Mid
	Equity Fund	Cap Fund
INCOME
Dividends from unaffiliated investments (net of
foreign withholding tax of $906,475 and $502)	$9,987,488	$130,214
Income from securities lending, net	124,456	—
Interest	68,087	3,454
Other income	1,246	851
Total investment income	10,181,277	134,519

EXPENSES
Investment advisory fees	4,455,077	103,347
Distribution fees – Retail Class	527,790	—
Administration fees	278,048	45,278
Custody fees	175,212	12,037
Sub-transfer agent fees	123,919	—
Fund accounting fees	117,794	33,526
Transfer agent fees	88,309	24,257
Miscellaneous expenses	58,539	8,428
Registration fees	42,282	23,926
Reports to shareholders	36,351	2,730
Audit fees	24,868	22,161
Trustee fees	18,895	8,559
Chief Compliance Officer fees	9,025	9,025
Legal fees	5,549	5,649
Insurance expense	3,848	2,484
Interest expense	2,357	—
Total expenses	5,967,863	301,407
Less: fees waived and expenses absorbed	—	(166,366)
Net expenses	5,967,863	135,041
Net investment income (loss)	4,213,414	(522)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on unaffiliated investments
and foreign currency transactions	16,482,414	601,659
Net change in unrealized
appreciation/depreciation on:
Unaffiliated investments	35,420,624	1,274,600
Affiliated investments	436,079	—
Translation of other assets and
liabilities in foreign currency	(24,487)	—
Net realized and unrealized gain on investments
and foreign currency transactions	52,314,630	1,876,259
Net increase in net assets
resulting from operations	$56,528,044	$1,875,737

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$4,213,414	$3,544,849
Net realized gain on unaffiliated investments
and foreign currency transactions	16,482,414	17,040,155
Net change in unrealized appreciation/depreciation
on investments and translation of other assets
and liabilities in foreign currency	35,832,216	49,790,836
Net increase in net assets
resulting from operations	56,528,044	70,375,840

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Class	(1,024,754)	(1,901,426)
Institutional Class	(1,897,142)	(1,565,853)
From net realized gains
Retail Class	(5,187,008)	(9,323,883)
Institutional Class	(4,938,329)	(5,811,764)
Total distributions to shareholders	(13,047,233)	(18,602,926)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares – Retail Class[1]	(16,076,112)	(50,504,324)
Net increase in net assets derived from net change
in outstanding shares – Institutional Class[2]	16,418,140	30,376,240
Total increase (decrease) in net assets
from capital share transactions	342,028	(20,128,084)
Total increase in net assets	43,822,839	31,644,830

NET ASSETS
Beginning of year	460,417,914	428,773,084
End of year	$504,240,753	$460,417,914
Undistributed net investment income	$3,187,325	$1,984,337

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

[1]	Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2018		June 30, 2017
	Shares	Value	Shares	Value
Shares sold	724,789	$30,988,910	851,979	$31,066,256
Shares issued in
reinvestment
of distributions	139,736	5,948,561	312,079	10,772,982
Shares redeemed	(1,237,602)	(53,013,583)	(2,487,674)	(92,343,562)
Net decrease	(373,077)	$(16,076,112)	(1,323,616)	$(50,504,324)

[2]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2018		June 30, 2017
	Shares	Value	Shares	Value
Shares sold	1,337,536	$57,160,007	2,264,347	$85,241,017
Shares issued in
reinvestment
of distributions	142,139	6,019,575	188,403	6,477,324
Shares redeemed	(1,103,202)	(46,761,442)	(1,684,002)	(61,342,101)
Net increase	376,473	$16,418,140	768,748	$30,376,240

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(522)	$(1,869)
Net realized gain on investments	601,659	254,080
Change in net unrealized
appreciation/depreciation on investments	1,274,600	675,135
Net increase in net assets
resulting from operations	1,875,737	927,346

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class	—	(5,001)
From net realized gains
Institutional Class	(239,039)	(71,118)
Total distributions to shareholders	(239,039)	(76,119)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares – Institutional Class[1]	6,965,105	4,111,682
Total increase in net assets
from capital share transactions	6,965,105	4,111,682
Total increase in net assets	8,601,803	4,962,909

NET ASSETS
Beginning of year	8,440,105	3,477,196
End of year	$17,041,908	$8,440,105

[1]	Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended		Year Ended
	June 30, 2018		June 30, 2017
	Shares	Value	Shares	Value
Shares sold	682,138	$8,299,114	461,233	$4,996,966
Shares issued in
reinvestment
of distributions	16,526	206,907	6,776	74,198
Shares redeemed[2]	(121,583)	(1,540,916)	(88,564)	(959,482)
Net increase	577,081	$6,965,105	379,445	$4,111,682

[2]	Net of redemption fees of $2,052 and $1,504, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Retail Class

	Year Ended June 30,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$39.44	$35.06	$37.11	$41.76	$35.79

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.30	0.27	0.22	0.18	0.32
Net realized and unrealized
gain (loss) on investments	4.52	5.71	(0.23)	(0.33)	5.84
Total from investment operations	4.82	5.98	(0.01)	(0.15)	6.16

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.27)	(0.16)	(0.31)	(0.19)
From net realized gain	(0.88)	(1.33)	(1.88)	(4.19)	—
Total distributions	(1.05)	(1.60)	(2.04)	(4.50)	(0.19)
Paid-in capital from
redemption fees	—	—	—	—	0.00 [2]
Net asset value, end of year	$43.21	$39.44	$35.06	$37.11	$41.76
Total return	12.28%	17.73%	0.11%	(0.14)%	17.24%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$242.4	$235.9	$256.1	$275.3	$312.5
Portfolio turnover rate	12%	19%	23%	36%	40%

RATIOS:
Ratio of expenses
to average net assets	1.34%	1.33%	1.33%	1.40%	1.42%
Ratio of net investment income
to average net assets	0.70%	0.73%	0.63%	0.46%	0.82%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Portfolio 21 Global Equity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

Institutional Class

	Year Ended June 30,
	2018	2017	2016	2015	2014
Net asset value,
beginning of year	$39.34	$34.97	$37.05	$41.77	$35.74

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.43	0.36	0.32	0.29	0.46
Net realized and unrealized
gain (loss) on investments	4.50	5.70	(0.25)	(0.33)	5.82
Total from investment operations	4.93	6.06	0.07	(0.04)	6.28

LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.36)	(0.27)	(0.49)	(0.25)
From net realized gain	(0.88)	(1.33)	(1.88)	(4.19)	—
Total distributions	(1.22)	(1.69)	(2.15)	(4.68)	(0.25)
Paid-in capital from
redemption fees	—	—	—	—	0.00 [2]
Net asset value, end of year	$43.05	$39.34	$34.97	$37.05	$41.77
Total return	12.59%	18.04%	0.34%	0.15%	17.61%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$261.9	$224.5	$172.7	$164.8	$188.0
Portfolio turnover rate	12%	19%	23%	36%	40%

RATIOS:
Ratio of expenses
to average net assets	1.07%	1.08%	1.08%	1.10%	1.12%
Ratio of net investment income
to average net assets	1.00%	0.97%	0.91%	0.73%	1.17%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Trillium Small/Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Institutional Class

			Period Ended
	Year Ended June 30,		June 30,
	2018	2017	2016[1]
Net asset value, beginning of year/period	$11.46	$9.74	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	(0.00)[3]	0.00 [3]	0.01
Net realized and unrealized
gain (loss) on investments	1.73	1.89	(0.27)
Total from investment operations	1.73	1.89	(0.26)

LESS DISTRIBUTIONS:
From net investment income	—	(0.01)	—
From net realized gain	(0.22)	(0.16)	—
Total distributions	(0.22)	(0.17)	—
Paid-in capital from redemption fees	0.00 [3]	0.00 [3]	0.00 [3]
Net asset value, end of year/period	$12.97	$11.46	$9.74
Total return	15.14%	19.48%	(2.60)%[4]

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$17.0	$8.4	$3.5
Portfolio turnover rate	19%	27%	11%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses
absorbed/recouped	2.19%	4.53%	11.08%[5]
After fees waived and expenses
absorbed/recouped	0.98%	0.98%	0.98%[5]

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived/recouped
and expenses absorbed	(1.21)%	(3.59)%	(9.99)%[5]
After fees waived/recouped
and expenses absorbed	0.00%	(0.04)%	0.11%[5]

[1]	The Fund commenced operations on August 31, 2015. Information presented is for the period from August 31, 2015 to June 30, 2016.
[2]	Calculated using the average shares outstanding method.
[3]	Does not round to $0.01 or $(0.01), as applicable.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018

NOTE 1 – ORGANIZATION

Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund are diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The Funds commenced operations on September 30, 1999 and August 31, 2015, respectively.

Portfolio 21 and the SMID Fund have Retail and Institutional shares (Retail shares are not currently offered for SMID Fund). Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations. Each class of shares has equal rights as to earnings and assets except that Retail shares bear Distribution fees. Portfolio 21 Retail shares also bear Sub-Transfer Agent fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of Portfolio 21 is to seek long-term capital growth by investing primarily in common stocks of companies that it believes are leaders in managing environmental risks and opportunities, have above average growth potential, and are reasonably valued. The investment objective of SMID Fund is to seek long-term capital appreciation by identifying companies that it believes are strategic leaders, based on business models that it believes are  superior and have the ability to create consistent earnings growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over- the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

For foreign securities traded on foreign exchanges the Trust has selected ICEData Service’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by Portfolio 21. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of Portfolio 21’s securities traded on those foreign exchanges. Portfolio 21 utilizes a confidence interval when determining the use of the FVIS provided prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists. FVIS provides the confidence interval for each security for which it provides a price. If the FVIS provided price falls within the confidence interval Portfolio 21 will value the particular security at that price. If the FVIS provided price does not fall within the confidence interval the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. The SMID Fund does not hold foreign securities traded on foreign exchanges.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

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NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular   to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination   of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2018.

Portfolio 21
	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles & Components	$2,748,900	$5,379,553	$—	$8,128,453
Banks	23,800,849	16,831,317	3,205,797	43,837,963
Capital Goods	20,920,953	25,831,399	—	46,752,352
Commercial &
Professional Services	8,492,860	2,575,760	—	11,068,620
Consumer Durables & Apparel	5,577,600	13,748,255	—	19,325,855
Consumer Services	4,510,160	3,791,706	—	8,301,866
Diversified Financials	18,758,975	3,869,910	—	22,628,885
Food & Staples Retailing	—	8,372,755	—	8,372,755
Food, Beverage & Tobacco	7,774,330	4,743,293	—	12,517,623
Health Care Equipment
& Services	15,411,750	13,272,125	—	28,683,875
Household & Personal Products	—	17,755,320	—	17,755,320
Insurance	4,281,900	10,751,674	—	15,033,574
Materials	17,388,134	11,080,134	—	28,468,268
Media	—	3,203,242	—	3,203,242
Pharmaceuticals, Biotechnology
& Life Sciences	17,396,057	16,132,815	—	33,528,872
Real Estate	7,676,166	9,665,033	—	17,341,199
Retailing	12,693,336	6,877,599	—	19,570,935
Semiconductors &
Semiconductor Equipment	13,722,440	6,555,720	—	20,278,160
Software & Services	51,495,270	8,941,507	—	60,436,777
Technology Hardware
& Equipment	21,489,410	—	—	21,489,410
Telecommunication Services	7,669,572	8,320,017	—	15,989,589
Transportation	13,210,891	4,500,974	—	17,711,865
Utilities	4,269,000	6,539,177	—	10,808,177
Total Common Stocks	279,288,553	208,739,285	3,205,797	491,233,635
Preferred Stocks
Banks	2,854,500	—	—	2,854,500
Total Preferred Stocks	2,854,500	—	—	2,854,500
Short-Term Investments	8,104,544	—	—	8,104,544
Investment Purchased with Cash
Proceeds from Securities Lending	2,836,250	—	—	2,836,250
Total Investments in Securities	$293,083,847	$208,739,285	$3,205,797	$505,028,929

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

Transfers into Level 2	$2,878,385
Transfers out of Level 2	—
Net transfers in and/or out of Level 2	$2,878,385
Transfers into Level 1	$—
Transfers out of Level 1	(2,878,385)
Net transfers in and/or out of Level 1	$(2,878,385)

The following is a reconciliation of Portfolio 21’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of June 30, 2017	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	1,151,849
Acquisitions	2,053,948
Dispositions	—
Transfer in and/or out of Level 3	—
Balance as of June 30, 2018	$3,205,797
Change in unrealized appreciation/depreciation
for Level 3 investments held at June 30, 2018	$1,151,849

	Fair Value	Valuation	Unobservable
Security Type	at 6/30/2018	Technique	Input	Input Value
Common Stocks	$3,205,797	Relative Benchmark	Market data	(2.16)% – 2.33%
			Liquidity
			discount	20%

Significant increases (decreases) in market data would result in a significantly higher (lower) fair value measurement, respectively. Significant increases (decreases) in liquidity discount would result in a significantly lower (higher) fair value measurement, respectively.

The Trust’s Board of Trustees has established a Valuation Committee to oversee valuation techniques in accordance with the adopted valuation procedures. The Board of Trustees ratifies valuation techniques quarterly.

SMID Fund

	Level 1	Level 2	Level 3	Total
Common Stocks[1]	$16,805,299	$—	$—	$16,805,299
Short-Term Investments	253,205	—	—	253,205
Total Investments in Securities	$17,058,504	$—	$—	$17,058,504

[1]	See Schedule of Investments for industry breakout.

It is the Funds’ policy to recognize transfers between levels at the end of the Funds’ reporting period. Transfers for Portfolio 21 were made out of Level 1

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

into Level 2 due to the securities being valued by FVIS.  SMID Fund did not hold Level 3 investments as of June, 30, 2018. There were no transfers into or out of Level 1 or 2 as of June 30, 2018 for SMID Fund.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare each year as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of each Fund’s next taxable year. As of June 30, 2018, there were no post-October losses in the Funds.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

As of June 30, 2018, there were no capital loss carryovers for the Funds.

As of June 30, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all   the tax returns filed for the last three years.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of June 30, 2018, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Funds normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Funds are calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities including estimated

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

accrued expenses by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Funds are equal to each Fund’s net asset value per share. The SMID Fund charges a 2% redemption fee on shares held less than 90 days. The fee is deducted from the redemption proceeds otherwise payable to the shareholder. The SMID Fund will retain the fee charged as paid-in-capital and such fees become part of the SMID Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Recently Issued Accounting Pronouncements.  In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date.  The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity.  The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018.  Management is currently evaluating the impact, if any, of applying this provision.

J.
Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2018, the following adjustments were made:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income (Loss)	Gain (Loss)	Paid-In Capital
Portfolio 21	$(88,530)	$(1,545,392)	$1,633,922
SMID Fund	522	(30,486)	29,964

K.	Subsequent Events. In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

through the date the financial statements were issued. Pursuant to the supplement filed with the SEC on July 31, 2018, Portfolio 21 will change its name to the Trillium P21 Global Equity Fund, effective August 31, 2018.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Trillium Asset Management, LLC (the “Adviser”), provides each Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under each Advisory Agreement, the Adviser provides all investment advice, office space, certain administrative services, and provides most of the personnel needed by each Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90% and 0.75% based upon the average daily net assets of Portfolio 21 and the SMID Fund, respectively. The investment advisory fees incurred by the Funds for the year ended June 30, 2018, are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Adviser, net of any monthly waiver or reimbursement discussed below.

The Adviser has contractually agreed to limit expenses for the SMID Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratio of expenses to average net assets will not exceed 0.98% for the Institutional shares. The Operating Expenses Limitation Agreement has an indefinite term and may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the SMID Fund, upon sixty (60) days’ written notice to the Adviser.  Any fees waived and/or Fund expenses absorbed by the Adviser pursuant to an agreed-upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, any time before the end of the third year following the fee waiver and/or expense absorption, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement.  SMID Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon the Board of Trustees’ review and approval.  The amount of fees waived and expenses absorbed by the Adviser during the year ended June 30, 2018, is disclosed in the Statements of Operations.  Any amount due from the Adviser is paid monthly to the Fund, if applicable.

As of June 30, 2018, the remaining cumulative amount the Adviser may be reimbursed was $517,666, as shown in the following table.  The Adviser may recapture a portion of the above no later than the dates as stated.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

Date of Expiration	Amount
June 30, 2019	$161,889
June 30, 2020	189,411
June 30, 2021	166,366
Total	$517,666

U.S. BancorpFund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities USBFS maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Funds to USBFS for these services for the year ended June 30, 2018, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds. Both the Distributor and Custodian are affiliates of USBFS.

The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares. The Plan provides that each Fund may pay a fee to the Distributor, at an annual rate of up to 0.25% of the average daily net assets of Retail shares. No distribution fees are paid by Institutional shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Distribution fees incurred by the Funds during the year ended June 30, 2018, are disclosed in the Statements of Operations. For the year ended June 30, 2018, U.S. Bank N.A., an affiliate of the Funds, received $578 in distribution fees.  As of June 30, 2018, the SMID Fund Retail shares are not offered.

The Funds have entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail shares. All Arrangements must be approved by the Board of Trustees. For the year ended June 30, 2018, the transfer agent fees and sub-transfer agent fees incurred by the Funds are disclosed in the Statements of Operations.

NOTE 4 – SECURITIES LENDING

Portfolio 21 may lend up to 33 1/3% securities in its portfolio to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by U.S. Bank N.A.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 100% of the market value of any loaned securities at the time of the loan, plus accrued interest.

Portfolio 21 receives compensation in the form of fees and earns interest on the cash collateral. The amount of fees depends on a number of factors including the type of security and length of the loan. Portfolio 21 continues to receive interest payments or dividends on the securities loaned during the borrowing year. Portfolio 21 has the right under the terms of the securities lending agreement to recall the securities from the borrower on demand.

For Portfolio 21, loaned securities are collateralized by cash equivalents. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. Portfolio 21 could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although Portfolio 21 is indemnified from this risk by contract with the securities lending agent.

As of June 30, 2018, the market value of the securities on loan and payable on collateral received were as follows:

Market Value of	Payable on
Securities on Loan	Collateral Received
$2,728,825	$2,836,250

Offsetting Assets and Liabilities. Portfolio 21 is subject to netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow Portfolio 21 to close out and net their total exposure to a counterparty in the event of a default with respect to all transactions governed under a single agreement with a counterparty.

Gross Amounts Not
Offset in the Statements
of Assets & Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
		in the	in the		Cash
		Statements	Statements		Collateral
	Gross	of Assets &	of Assets &	Financial	Pledged	Net
Liabilities	Amounts	Liabilities	Liabilities	Instruments	(Received)	Amount
Securities Lending	$2,836,250	$—	$2,836,250	$2,836,250	$—	$—

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

Portfolio 21 receives cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act.) The remaining contractual maturity of all the securities lending transactions is overnight and continuous.

The interest income earned by Portfolio 21 on investments of cash collateral received from borrowers for the securities loaned to them (“Income from securities lending, net”) is reflected in the Statements of Operations.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2018, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were as follows:

	Purchases	Sales
Portfolio 21	$59,585,571	$68,491,421
SMID Fund	9,240,214	2,497,480

There were no purchases or sales of long-term U.S. Government securities during the year ended June 30, 2018.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2(a)(3) of the 1940 Act, are “affiliated persons,” 5% or more of whose outstanding voting shares are held by the Funds and the Adviser. For the year ended June 30, 2018, Portfolio 21 had the following transactions with affiliated companies:

Portfolio 21

		Share/Par
		Balance	Value
		June 30,	June 30,
Issuer		2018	2017	Acquisitions	Dispositions
New Resource Bank[1]		—	$2,684,520	$—	$(1,968,648)
New Resource Bancorp[1,2]		—	—	2,053,948	(2,053,948)
			$2,684,520	$2,053,948	$(4,022,596)

		Change in
		Unrealized	Accrued	Value	Dividend
	Realized	Appreciation/	Discounts/	June 30,	and Interest
Issuer	Gain (Loss)	Depreciation	Premiums	2018	Income
New Resource Bank[1]	$—	$(715,872)	$—	$—	$—
New Resource Bancorp[1,2]	—	—	—	—	—
	$—	$(715,872)	$—	$—	$—

[1]	Exchange offer, effective December 14, 2017.
[2]	Effective May 22, 2018, New Resource Bancorp merged with Amalgamated Bank. The new entity is not an affiliate.

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

NOTE 7 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2018, and the year ended June 30, 2017, was as follows:

	Ordinary Income
	June 30, 2018	June 30, 2017
Portfolio 21	$2,921,896	$5,176,036
SMID Fund	45,784	60,332

	Long-Term Capital Gains
	June 30, 2018	June 30, 2017
Portfolio 21	$10,125,337	$13,426,890
SMID Fund	193,255	15,787

Distribution classifications may differ from the statement of changes in net assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of June 30, 2018, the components of accumulated earnings/(losses) on a  tax basis were as follows:

Portfolio 21
Cost of investments	$353,451,112
Gross tax unrealized appreciation	164,847,422
Gross tax unrealized depreciation	(13,290,374)
Net tax unrealized appreciation	151,557,048
Undistributed ordinary income	3,631,330
Undistributed long-term capital gain	9,744,626
Total distributable earnings	13,375,956
Other accumulated gain (loss)	—
Total accumulated gain (loss)	$164,933,004

SMID Fund
Cost of investments	$15,025,244
Gross tax unrealized appreciation	2,726,550
Gross tax unrealized depreciation	(693,290)
Net tax unrealized appreciation	2,033,260
Undistributed ordinary income	164,525
Undistributed long-term capital gain	356,031
Total distributable earnings	520,556
Other accumulated gain (loss)	—
Total accumulated gain (loss)	$2,553,816

Trillium Mutual Funds

NOTES TO FINANCIAL STATEMENTS June 30, 2018, Continued

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities is primarily due to the tax deferral of losses on wash sales adjustments and Passive Foreign Investment Companies (PFIC) adjustments.

NOTE 8 – CREDIT FACILITY

U.S. Bank N.A. has made available to Portfolio 21 a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes. Interest expense for the year ended June 30, 2018, is disclosed in the Statements of Operations. Credit facility activity for the year ended June 30, 2018, was as follows:

Maximum available credit	$20,000,000
Largest amount outstanding on an individual day	1,779,000
Average daily loan outstanding	818,522
Credit facility outstanding as of June 30, 2018	—
Average interest rate	4.50%

Trillium Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Trillium Mutual Funds and Board of Trustees of Professionally Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Portfolio 21 Global Equity Fund and Trillium Small/Mid Cap Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of June 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to Portfolio 21 Global Equity Fund, the financial highlights for each of the five years in the period then ended, and with respect to Trillium Small/Mid Cap Fund, the financial highlights for each of the two years in the period ended and for the period August 31, 2015(commencement of operations) to June 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2018

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited)

As a shareholder of Portfolio 21 and/or the SMID Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees (Portfolio 21 only), and other Fund expenses.  These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 – June 30, 2018).

Actual Expenses

The “Actual” line for each respective class of the following tables provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, a $15.00 fee is currently charged by the Funds’ transfer agent.  For the SMID Fund, you will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem your shares less than 90 days after you purchase them.  An Individual Retirement Account will be charged an annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of their strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the following examples.  The following examples include, but are not limited to, investment advisory fees, distribution fees, fund accounting fees, fund administration fees, custody fees, and transfer agent fees.  However, the following examples do not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line for each respective class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.

Trillium Mutual Funds

EXPENSE EXAMPLES (Unaudited), Continued

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees.  Therefore, each hypothetical line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/18	6/30/18	1/1/18 – 6/30/18*
Portfolio 21 Global Equity Fund
Retail Class Actual	$1,000.00	$1,005.30	$6.66
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,018.15	$6.71

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/18	6/30/18	1/1/18 – 6/30/18*
Portfolio 21 Global Equity Fund
Institutional Class Actual	$1,000.00	$1,006.50	$5.42
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.39	$5.46

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/1/18	6/30/18	1/1/18 – 6/30/18**
Trillium Small/Mid Cap Fund
Actual	$1,000.00	$1,026.90	$4.93
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,019.93	$4.91

*
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 1.34% for the Retail Class and 1.09% for the Institutional Class multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

**
Expenses are equal to the annualized net expense ratio for the most recent six-month period of 0.98% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the one half-year period).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees (the “Board”) is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	Formerly,	2	Director,
(born 1943)	and	Term;	President, Talon		PNC Funds
c/o U.S. Bancorp	Trustee	Since	Industries, Inc.		(23 series),
Fund Services, LLC		May	(business consulting);		PNC
2020 E. Financial Way		1991.	formerly, Executive		Advantage
Suite 100			Vice President and		Funds
Glendora, CA 91741			Chief Operating		(1 series).
Officer, Integrated
Asset Management
(investment adviser
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	2	Trustee,
(born 1939)		Term;	Consultant;		The Dana
c/o U.S. Bancorp		Since	formerly, Chief		Foundation.
Fund Services, LLC		May 1991.	Executive Officer,
2020 E. Financial Way			Rockefeller Trust Co.,
Suite 100			(prior thereto Senior
Glendora, CA 91741			Vice President), and
Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.
(international consumer
products conglomerate).

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Eric W. Falkeis	Trustee	Indefinite	Chief Executive	2	Interested
(born 1973)		Term;	Officer, Tidal ETF		Trustee,
c/o U.S. Bancorp		Since	Services Co. (2018		Direxion Funds
Fund Services, LLC		September	to present); formerly,		(22 series),
2020 E. Financial Way		2011.	Chief Operating		Direxion Shares
Suite 100			Officer, Direxion		ETF Trust
Glendora, CA 91741			Funds (2013 to 2018);		(112 series) and
			formerly, Senior		Direxion
			Vice President and		Insurance Trust
			Chief Financial		(2013 – 2018).
Officer (and other
positions), U.S.
Bancorp Fund
Services, LLC
(1997 to 2013).

Carl A. Froebel	Trustee	Indefinite	Formerly, President	2	None.
(born 1938)		Term;	and Founder,
c/o U.S. Bancorp		Since	National Investor
Fund Services, LLC		May 1991.	Data Services, Inc.
2020 E. Financial Way			(investment related
Suite 100			computer software).
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant,	2	Independent
(born 1950)		Term;	since July 2001;		Trustee,
c/o U.S. Bancorp		Since	formerly, Executive		AMG Funds
Fund Services, LLC		May 1991.	Vice President,		(61 series);
2020 E. Financial Way			Investment Company		Advisory Board
Suite 100			Administration, LLC		Member,
Glendora, CA 91741			(mutual fund		Sustainable
			administrator).		Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Senior Vice	Not	Not
(born 1968)		Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Legal Compliance
Fund Services, LLC		March	Officer, U.S.
2020 E. Financial Way		2013.	Bancorp Fund
Suite 100	Secretary	Indefinite	Services, LLC,
Glendora, CA 91741		Term;	since July 2007.
Since
February
2008.

Aaron J. Perkovich	Vice	Indefinite	Vice President,	Not	Not
(born 1973)	President	Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		March	LLC, since
615 East Michigan St.		2017.	June 2006.
Milwaukee, WI 53202	Treasurer	Indefinite
Term;
Since
August
2016.

Melissa Breitzman	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1983)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since June 2005.
Milwaukee, WI 53202

Craig Benton	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1985)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2016.	since November
Milwaukee, WI 53202			2007.

Cory Akers	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1978)	Treasurer	Term;	President, U.S.	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Bancorp Fund
Fund Services, LLC		August	Services, LLC
615 East Michigan St.		2017.	since October
Milwaukee, WI 53202			2006.

Trillium Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position	Office and	Occupation	Complex(2)	Directorships
Name, Address	with the	Length of	During	Overseen	Held During
and Age	Trust(1)	Time Served	Past Five Years	by Trustees	Past Five Years

Donna Barrette	Chief	Indefinite	Senior Vice	Not	Not
(born 1966)	Compliance	Term;	President and	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	Since	Compliance
Fund Services, LLC		July 2011.	Officer, U.S.
615 East Michigan St.	Anti-	Indefinite	Bancorp Fund
Milwaukee, WI 53202	Money	Term;	Services, LLC
	Laundering	Since	since August
	Officer	July 2011.	2004.
	Vice	Indefinite
	President	Term;
Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”)
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Trillium Mutual Funds

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2018, Portfolio 21 Global Equity Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Taxes Withheld	Gross Dividends
Austria	0.0007	0.0000
Australia	0.0000	0.0284
Brazil	0.0019	0.0302
Canada	0.0057	0.0380
Switzerland	0.0053	0.0354
China	0.0003	0.0033
Germany	0.0047	0.0314
Denmark	0.0052	0.0345
Spain	0.0058	0.0386
France	0.0061	0.0410
Great Britain	0.0018	0.0545
Hong Kong	0.0035	0.0573
Indonesia	0.0012	0.0083
Ireland	0.0000	0.0236
India	0.0000	0.0017
Italy	0.0009	0.0058
Jersey	0.0000	0.0171
Japan	0.0058	0.0582
Kenya	0.0012	0.0120
South Korea	0.0056	0.0298
Netherlands	0.0052	0.0347
Norway	0.0042	0.0279
New Zealand	0.0007	0.0045
Portugal	0.0024	0.0124
Sweden	0.0026	0.0171
Turkey	0.0007	0.0047
Taiwan	0.0041	0.0194
United States	0.0000	0.2559
South Africa	0.0019	0.0128

Trillium Mutual Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended June 30, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from the net investment income designated as the qualified dividend income was as follows:

Portfolio 21	100.00%
SMID Fund	41.71%

For corporate shareholders in the Funds, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended June 30, 2018, was as follows:

Portfolio 21	50.50%
SMID Fund	41.30%

The percentage of taxable ordinary income distributions that are designated   as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Funds was as follows:

Portfolio 21	0.00%
SMID Fund	100.00%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s web site at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s web site at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Form N-Q is available upon request without charge by calling (866) 209-1962. Furthermore, you can obtain the Form N-Q on the SEC’s web site at www.sec.gov.

Trillium Mutual Funds

INFORMATION ABOUT THE FUND’S TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.trilliummutualfunds.com.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS (Unaudited)

The Funds are pleased to offer the convenience of viewing shareholder communications, including the Funds’ prospectuses, annual and semi-annual reports, and proxy statements online. Please go to www.trilliummutualfunds.com for more information or to sign up for this service.

Trillium Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non- public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Adviser
TRILLIUM ASSET MANAGEMENT, LLC
Two Financial Center 60 South Street, Suite 1100
Boston, Massachusetts 02111

Distributor
QUASAR DISTRIBUTORS, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Fund	Class	Symbol	CUSIP
Portfolio 21	Retail Class	PORTX	742935588
Global Equity Fund	Institutional Class	PORIX	742935356
Trillium Small/Mid
Cap Fund	Institutional Class	TSMDX	74316P785

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Portfolio 21 Global Equity Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$22,100	$22,100
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

Trillium Small/Mid Cap Fund

	FYE 6/30/2018	FYE 6/30/2017
Audit Fees	$19,400	$19,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2018	FYE 6/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Portfolio 21 Global Equity Fund

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Trillium Small/Mid Cap Fund

Non-Audit Related Fees	FYE 6/30/2018	FYE 6/30/2017
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     September 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E. Richards, President/Principal Executive Officer

Date     September 5, 2018

By (Signature and Title)  /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date     September 5, 2018

* Print the name and title of each signing officer under his or her signature.